 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1997

                                                       REGISTRATION NO. 33-47927
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                    FORM S-6
                                 POST-EFFECTIVE

                              AMENDMENT No. 6
           To REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933

                               ----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              GARY A. BELLER, ESQ.
                  Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   Copies to:
                GARY O. COHEN, ESQ. and THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

                               ----------------

  It is proposed that the filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b)

    [_] on (date) pursuant to paragraph (b)

    [X] On March 1, 1998 pursuant to paragraph (a)(1) of Rule 485

    [_] on (date), pursuant to paragraph (a) of Rule 485

  This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.


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                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE

ITEMS OF
FORM N-8B-2                               CAPTIONS IN PROSPECTUS
-----------                               ----------------------
   1...................... Cover Page
   2...................... SUMMARY--About Metropolitan Life
   3...................... Inapplicable
   4...................... SALES AND ADMINISTRATION OF THE POLICIES; SUMMARY--
                            About Metropolitan Life
   5, 6, 7................ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                            Separate Account; STATE REGULATION
   8...................... FINANCIAL STATEMENTS
   9...................... Inapplicable
  10(a)................... OTHER POLICY PROVISIONS--Owner; Beneficiary; Collat-
                            eral Assignment
  10(b)................... OTHER POLICY PROVISIONS--Dividends
  10(c), 10(d)............ DEFINITIONS--Valuation Date; SUMMARY--Surrender and
                            Surrender Charges; Partial Withdrawals; Free Look
                            Period; POLICY BENEFITS--Benefit at Final Date;
                            POLICY RIGHTS--Surrender and Withdrawal Privileges;
                            Exchange Privilege; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Allocation of Premiums and Cash Value, Cash
                            Value Transfers; THE FIXED ACCOUNT--Transfers,
                            Withdrawals, Surrenders, and Policy Loans; OTHER
                            POLICY PROVISIONS--Payment and Deferment
  10(e)................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                            tion and Reinstatement
  10(f)................... VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-
   (3).................... RIGHTS RESERVED BY METROPOLITAN LIFE
  10(g)(4), 10(h)(4)...... Inapplicable
  10(i)................... POLICY BENEFITS--Death Benefits; Death Benefit Op-
                            tions; Cash Value; Optional Income Plans; Optional
                            Insurance Benefits; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Issuance of a Policy; Premiums; Allocation
                            of Premiums and Cash Value; Policy Termination and
                            Reinstatement
  11...................... SUMMARY--The Separate Account and the Metropolitan
                            Series Fund; The Fixed Account; SEPARATE ACCOUNT
                            AND METROPOLITAN SERIES FUND--Metropolitan Series
                            Fund
  12(a)................... Cover Page
  12(b), 12(e)............ Inapplicable
  12(c), 12(d)............ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                            ropolitan Series Fund

ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
  13(a), 13(b), 13(c),      SUMMARY--The Separate Account and the Metropolitan
   13(d)...................  Series Fund; The Fixed Account; Fund Transfers and
                             Charges; Premium Expense Charges; Monthly Deduction
                             from Cash Value; Fund Investment Management Fees
                             and Direct Expenses; Increase in Specified Face
                             Amount Charge; Surrender and Surrender Charges;
                             CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT AND METRO-
                             POLITAN SERIES FUND--The Separate Account; POLICY
                             BENEFITS--Change in Specified Face Amount; Increas-
                             es; Decreases; Effect of Changes in Specified Face
                             Amount on Charges and Guarantees
  13(e).................... SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g)............. Inapplicable
  14....................... PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a
                             Policy; SALES AND ADMINISTRATION OF THE POLICIES
  15....................... PAYMENT AND ALLOCATION OF PREMIUMS
  16....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund
  17(a), 17(b)............. Captions referenced under Items 10(c), 10(d), 10(e)
                             and 10(i) above
  17(c).................... Inapplicable
  18(a), 18(c)............. SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
  18(b), 18(d)............. Inapplicable
  19....................... SALES AND ADMINISTRATION OF THE POLICIES; VOTING
                             RIGHTS; REPORTS
  20(a), 20(b)............. RIGHTS RESERVED BY METROPOLITAN LIFE; SEPARATE AC-
                             COUNT AND METROPOLITAN SERIES FUND--The Separate
                             Account
  20(c), 20(d), 20(e),
   20(f)................... Inapplicable
  21(a), 21(b)............. POLICY RIGHTS--Loan Privileges; OTHER POLICY PROVI-
                             SIONS--Payment and Deferment
  21(c), 22................ Inapplicable
  23....................... SALES AND ADMINISTRATION OF THE POLICIES
  24....................... OTHER POLICY PROVISIONS
  25....................... SUMMARY--About Metropolitan Life
  26....................... CHARGES AND DEDUCTIONS--Other Charges
  27....................... SUMMARY--About Metropolitan Life
  28....................... MANAGEMENT
  29....................... Inapplicable
  30, 31, 32, 33, 34....... Inapplicable
  35....................... STATE REGULATION
  36, 37................... Inapplicable

ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
  38....................... SALES AND ADMINISTRATION OF THE POLICIES; DISTRIBU-
                             TION OF THE POLICIES
  39....................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES; DISTRIBUTION OF THE POLI-
                             CIES
  40(a).................... Inapplicable
  40(b).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; CHARGES AND DEDUCTIONS--
                             Other Charges
  41(a).................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES
  41(b), 41(c), 42, 43..... Inapplicable
  44(a).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; POLICY BENEFITS--Cash Value
  44(b).................... Inapplicable
  44(c).................... CHARGES AND DEDUCTIONS--Monthly Deduction From Cash
                             Value
  45....................... Inapplicable
  46....................... Captions referenced under Item 44 above
  47....................... Captions referenced under Items 10(c) and 16 above
  48, 49................... Inapplicable
  50....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                             Separate Account
  51(a), 51(b)............. SUMMARY--About Metropolitan Life; Cover Page; POLICY
                             BENEFITS--Optional Insurance Benefits; POLICY
                             RIGHTS--Exchange Privilege
  51(c), 51(d), 51(e)...... Captions referenced under Item 10(i) above
  51(f).................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                             tion and Reinstatement
  51(g).................... Captions referenced under Items 10(i) and 13 above
  51(h), 51(j)............. Inapplicable
  51(i).................... DISTRIBUTION OF THE POLICIES
  52(a), 52(c)............. RIGHTS RESERVED BY METROPOLITAN LIFE
  52(b), 52(d)............. Inapplicable
  53(a).................... FEDERAL TAX MATTERS
  53(b), 54 through 58..... Inapplicable
  59....................... FINANCIAL STATEMENTS

                                  MAY 1, 1998
                                  PROSPECTUS
                                      for
             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
 (Minimum Initial Specified Face Amount $25,000, $50,000 or $100,000 Depending
                        on Age and Underwriting Class)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The individual flexible premium multifunded life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy provides a guaranteed minimum death benefit with a choice of durations, subject to certain conditions. Generally, a Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount), Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount), or Death Benefit Option C (the death benefit includes the Policy's cash value in addition to a fixed insurance amount if the insured dies prior to the Policy anniversary on which the insured is 65 and is fixed in amount if death occurs thereafter). If greater than the death benefit otherwise payable under Option A, B or C, an alternative death benefit equivalent to a percentage of the cash value will be paid.

  The Policy's cash value will vary with the investment experience of the Metropolitan Life Separate Account UL ("Separate Account") investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to a fixed interest account within the General Account of Metropolitan Life (the "Fixed Account"). The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy owner may withdraw or borrow a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations and charges.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more Separate Account investment divisions and/or the Fixed Account. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. The prospectus for the Fund describes the investment objectives and certain attendant risks of the portfolios of the Fund. The following chart lists the name of each portfolio available in this Policy and the Company that has the day-to-day investment management responsibility with respect to each such Portfolio.

      PORTFOLIO                                 PORTFOLIO MANAGER
      ---------                                 -----------------
      State Street Research International Stock State Street Research &
                                                Management Company (sub-
                                                investment manager) and GFM
                                                International Investors Limited
                                                (sub-sub-investment manager)
    ---------------------------------------------------------------------------
      Janus Mid Cap                             Janus Capital Corporation
    ---------------------------------------------------------------------------
      Loomis Sayles High Yield Bond             Loomis, Sayles & Company, L.P.
    ---------------------------------------------------------------------------
                                                Metropolitan Life Insurance
      MetLife Stock Index                       Company
    ---------------------------------------------------------------------------
      Scudder Global Equity                     Scudder, Stevens & Clark, Inc.
    ---------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Aggressive Growth   Management Company
    ---------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Diversified         Management Company
    ---------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Growth              Management Company
    ---------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Income              Management Company
    ---------------------------------------------------------------------------
      T. Rowe Price Small Cap Growth            T. Rowe Price Associates, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT
THE FUND.
       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010             Telephone (800) 638-5000

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS...............................   3
SUMMARY...................................   6
 Purpose of Summary.......................   6
 About Metropolitan Life..................   6
 Policy in Brief..........................   6
 Premiums.................................   6
 The Guaranteed Minimum Death Benefit.....   6
 Cash Value...............................   7
 Benefits and Riders......................   7
 Death Benefit Options....................   7
 The Fixed Account........................   7
 The Separate Account and the Metropolitan
  Series Fund.............................   7
 The Funding Options......................   7
 Automated Investment Strategies..........   8
 Fund Transfers and Charges...............   8
 Premium Expense Charges..................   8
 Monthly Deduction From Cash Value........   8
 Increase in Specified Face Amount Charge.   8
 Surrender and Surrender Charges..........   9
 Partial Withdrawal.......................   9
 Loans....................................   9
 Fund Investment Management Fees and Di-
  rect Expenses...........................   9
 Free Look Period.........................  10
 Tax Treatment of Cash Value..............  10
 Tax Treatment of the Death Benefit.......  10
 Communications...........................  10
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND..............................  11
 The Separate Account.....................  11
 Metropolitan Series Fund.................  11
POLICY BENEFITS...........................  12
 Death Benefits...........................  12
 Death Benefit Options....................  12
 Cash Value...............................  15
 Benefit at Final Date....................  16
 Optional Income Plans....................  16
 Optional Insurance Benefits..............  16
PAYMENT AND ALLOCATION OF PREMIUMS........  17
 Issuance of a Policy.....................  17
 Premiums.................................  17
 Allocation of Premiums and Cash Value....  18

                                                                          PAGE
                                                                          ----
 Policy Termination and Reinstatement....................................  20
CHARGES AND DEDUCTIONS...................................................  20
 Premium Expense Charges.................................................  20
 Transfer Charge.........................................................  21
 Monthly Deduction From Cash Value.......................................  21
 Charge Against the Separate Account.....................................  23
 Surrender Charge........................................................  23
 Guarantee of Certain Charges............................................  23
 Other Charges...........................................................  23
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND
 ACCUMULATED PREMIUMS....................................................  24
POLICY RIGHTS............................................................  31
 Loan Privileges.........................................................  31
 Surrender and Withdrawal Privileges.....................................  32
 Exchange Privilege......................................................  32
THE FIXED ACCOUNT........................................................  33
 General Description.....................................................  33
 Fixed Account Benefits..................................................  33
 Fixed Account Cash Value................................................  33
 Transfers, Withdrawals, Surrenders and Policy Loans.....................  34
RIGHTS RESERVED BY METROPOLITAN LIFE.....................................  34
OTHER POLICY PROVISIONS..................................................  34
SALES AND ADMINISTRATION OF THE POLICIES.................................  35
DISTRIBUTION OF THE POLICIES.............................................  36
FEDERAL TAX MATTERS......................................................  36
 Taxation of the Policy..................................................  36
 Taxation of Metropolitan Life...........................................  38
MANAGEMENT...............................................................  39
VOTING RIGHTS............................................................  42
 Right to Instruct Voting of Fund Shares.................................  42
 Disregard of Voting Instructions........................................  42
REPORTS..................................................................  42
STATE REGULATION.........................................................  42
REGISTRATION STATEMENT...................................................  43
LEGAL MATTERS............................................................  43
EXPERTS..................................................................  43
FINANCIAL STATEMENTS.....................................................  43
APPENDIX TO PROSPECTUS...................................................  44
OPTIONAL INSURANCE BENEFITS..............................................  45

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy, plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year. The age is computed using the issue age.

  Beneficiary--The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness and any applicable surrender charge and, if the Policy is surrendered in the first Policy year, less the Administration Charge for each full Policy month remaining to the end of the first Policy year.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months from issue. Policy anniversaries are measured from the Date of Policy.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Final Date--The policy anniversary on which the insured is age 95.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally-segregated separate account.

  Guaranteed Minimum Death Benefit--A guarantee by Metropolitan Life that the specified face amount plus any additional death benefits provided by rider to the Policy will be paid regardless of the amount of cash value in the Policy, subject to certain requirements. Generally, four durations of the Guaranteed Minimum Death Benefit are available: (i) for the first five Policy years ("Five Year Guarantee"); (ii) to Age 65; (iii) to Age 75; or (iv) to Age 85 (see "Guaranteed Minimum Death Benefit").

  Federal Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the Policy and any Policy riders. The Federal Guideline Annual Premium is based on the insured's age, and is higher for older ages than for younger ages.

  Increase Surrender Charge Measure--For the first year following the increase, the lesser of: (A) the amount by which actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of (i) the Surrender Charge Measure for the first Policy year plus (ii) the Increase Surrender Charge Measure for the first year following any prior increases; and (B) the Maximum Surrender Charge Premium at the time of the increase. On and after the second year following the increase, the lesser of: (A) the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of (i) the Surrender Charge Measure for the second Policy year, plus (ii) the Increase Surrender Charge Measure for the second year following any prior increases; and (B) the Maximum Surrender Charge Premium for the second Policy year following the increase.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first net premium is applied to the Fixed Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Issue Age--The age of the insured as of the birthday prior to or coincident with the date of the base policy.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater).

  Maximum Surrender Charge Premium--An amount determined at issue (or for specified face amount increases, at the time of the increase) which will not exceed: (i) for the first Policy year, or for the first year after the increase, 75% of the Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and
(ii) for the second Policy year and thereafter, or the second and later years after the increase, 100% of the Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.

  Minimum Initial Premium--The lowest premium that must be paid by the Policy owner in the first Policy year. (See "Premiums").

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class, $50,000 for most other insureds, $25,000 for certain insureds over age 59 and $250,000 for most Policies distributed through brokers (see "Distribution of the Policies").

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the mortality and expense risk charges, the monthly cost of any benefits provided by riders, and the monthly administration charges.

  Policy--The flexible premium multifunded life insurance policy offered by Metropolitan Life and described in this Prospectus.

  Policy Anniversary 65--The policy anniversary on which the Policy owner is age 65.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on the monthly anniversary.

  Policy owner ("Owner")--The person so designated in the application or as subsequently changed.

  Portfolio--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount of insurance specified on the face of the Policy.

  Surrender Charge Measure--For the first Policy year, the lesser of: (A) the actual cumulative premiums paid and (B) the maximum surrender charge premium. For the second Policy year and later Policy years, the lesser of (A) the actual cumulative premiums paid within the first two Policy years and (B) the maximum surrender charge premium.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange on each Valuation Date and ending at the close of the New York Stock Exchange, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account").

                                    SUMMARY
 ................................................................................

PURPOSE OF SUMMARY

  This summary was written to give you an overview of the Policy and is qualified by the more detailed information provided in the prospectus and the Policy, when issued. You may find it helpful to review the definitions of terms described preceding this summary before reading the prospectus in full.

ABOUT METROPOLITAN LIFE

  Metropolitan Life, the issuer of the Policies, is a mutual life insurance company incorporated under the laws of the State of New York in 1866. Its home office is located at 1 Madison Avenue, New York, New York 10010. MetLife is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico, and all Provinces of Canada. Metropolitan Life, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1997, Metropolitan Life had total life insurance in force of approximately $ trillion and total assets under management of
approximately $   billion.

POLICY IN BRIEF

  The Policy is issued by Metropolitan Life. It is designed to meet the changing life insurance needs of a Policy owner. The Policy provides for a choice of death benefit options, flexible premium payments, and cash value accumulation through the Policy owner's selected options.

  The owner of the Policy may, within limits:

  .  Select from among three death benefit options
  .  Increase or decrease the specified face amount
  .  Choose the amount and frequency of premium payments
  .  Direct net premium payments to any of eleven funding options
  .  Transfer amounts among the funding options.
  .  Maintain a Guaranteed Minimum Death Benefit.

PREMIUMS

  The Minimum Initial Premium must be paid in the first Policy year or the Pol-icy will terminate after the grace period. The owner will also choose a volun-tary planned periodic premium payment schedule of at least $200 annually after the first Policy year. At any time, subject to certain limitations, additional premium payments of at least $250 may be made. In addition, in order to main-tain a guaranteed minimum death benefit, a minimum amount of premium is re-quired which varies based on several factors.

  If no guaranteed minimum death benefit is effective, the payment of premiums at any specified level does not guarantee that the Policy will remain in force. In the absence of the guaranteed minimum death benefit, for a Policy to remain in force, the cash surrender value must be sufficient to cover two monthly deductions. (See "Payment and Allocation of Premiums," "Policy Benefits--Death Benefits," and "Policy Termination and Reinstatement.")

THE GUARANTEED MINIMUM DEATH BENEFIT

  The Policy offers a guaranteed minimum death benefit that guarantees payment upon death of the specified face amount of insurance plus any additional death benefits provided by rider to the Policy; provided that certain premium requirements are satisfied. Generally, there are four durations available for the guaranteed minimum death benefit from which a Policy owner may choose: (i) for the first five Policy years; (ii) to Age 65; (iii) to Age 75; or (iv) to Age 85. The Policy owner elects the duration of the guaranteed minimum death benefit when the Policy is issued, and may later reduce its duration (see "Guaranteed Minimum Death Benefit").

CASH VALUE

  The Policy's total cash value includes the Policy value in the Separate Account, the Fixed Account, and the Policy Loan Account. This value reflects the investment experience of the Separate Account investment divisions selected, the interest credited to any allocations to the Fixed Account, loan activity, partial withdrawals, and Policy charges. There is no guaranteed minimum cash value if amounts are allocated to the Separate Account. (See "Policy Benefits," "Policy Rights" and "The Fixed Account.")

BENEFITS AND RIDERS

  A Policy owner has the flexibility to add optional insurance benefits by rider. These riders include spouse term insurance, children's term insurance, accidental death benefit, disability waiver of monthly deductions benefit, disability waiver of premium benefit, and accelerated death benefit. (See "Policy Benefits.")

DEATH BENEFIT OPTIONS

  The Policy provides for three death benefit options in most states:

  .Option A: the death benefit is the specified face amount of the Policy.

  .Option B: the death benefit is equal to the specified face amount of the
              Policy plus the cash value on the date of death.


  .Option C: Where the insured is age 60 or less, the death benefit is equal to the specified face amount of the Policy plus the cash value on the date of death until the policy anniversary 65; at policy anniversary 65, the death benefit is recalculated to equal the specified face amount plus the cash value on policy anniversary 65; the death benefit does not vary after this recalculation.

  After the second Policy year, the Policy owner may change the death benefit option or increase or decrease the specified face amount, subject to certain conditions and limitations. Such changes can have tax consequences and affect the charges and guarantees associated with the Policy. (See "Policy Benefits.")

THE FIXED ACCOUNT

  Fixed Account assets are held in the General Account of Metropolitan Life. Net premiums allocated to the Fixed Account are credited with an effective annual interest rate of at least 3% per year. (See "The Fixed Account.")

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Separate Account UL is a separate investment account of Metropolitan Life. It currently has ten investment divisions available to Policy owners. The assets of each division are invested in the corresponding portfolio of the Metropolitan Series Fund, Inc. Each portfolio of the Fund has a different investment objective. (See "Separate Account and Metropolitan Series Fund," and the prospectus for the Fund, which is attached at the end of this prospectus.)

THE FUNDING OPTIONS

  The available investment divisions of the Separate Account are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity divisions. Consult a sales representative registered with Metropolitan Life for more information. The Policy owner may allocate the net premiums paid to one or more of the investment divisions of the Separate Account and/or to the Fixed Account. Net premiums are equal to the premium paid less premium expense charges. Unlike the Fixed Account, the investment performance of a Separate Account investment division is not guaranteed by Metropolitan Life. The Policy owner should consider his or her risk tolerance before selecting the funding options for premium payments. A Policy owner may change the allocation of future net premiums at any time. (See "Separate Account and Metropolitan Series Fund," "Payment and Allocation of Premiums," and "The Fixed Account.")

AUTOMATED INVESTMENT STRATEGIES

  There are currently four automated investment strategies available.

  . Equity Generator SM--If monthly interest earned is at least $20, the in-terest is transferred from the Fixed Account to the Policy owner's se-lected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division.

  . Equalizer SM--At the end of a specified period as determined by Metropol-itan Life (e.g. monthly, quarterly) a transfer is made between the Fixed Account and the Policy owner's selected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Divi-sion to make them equal in value.

  . Allocator SM--The Policy owner designates a monthly transfer from the Fixed Account to the any investment division.

  . Rebalancer SM--Cash value is redistributed quarterly so that it is allo-cated among the Fixed Account and the investment divisions of the Sepa-rate Account in the same proportion in which net premiums are allocated.

FUND TRANSFERS AND CHARGES

  A Policy owner may transfer amounts among the investment divisions of the Separate Account and the Fixed Account. Currently there are no charges assessed for transfers. Metropolitan Life reserves the right to charge up to $25 for each transfer and to limit the timing or amount of transfers to or from the Fixed Account; however, no charges will be assessed under any of the automated investment strategies. (See "Payment and Allocation of Premiums," and "Charges and Deductions.")

PREMIUM EXPENSE CHARGES

  A 5.50% charge is deducted from each premium payment. The charge includes:
   . 2.25% for front-end sales charges
   . 2% for state premium tax charges
   . 1.25% to recover a portion of Metropolitan Life's federal income taxes. (See "Charges and Deductions.")

MONTHLY DEDUCTION FROM CASH VALUE

  The Policy's cash value is reduced each month by the sum of: 1) cost of term insurance charge, 2) a charge for additional riders, 3) a charge for adminis-tration and 4) a charge for mortality and expense risks. (See "Charges and De-ductions.")

  The charge for the cost of term insurance compensates Metropolitan Life for the insurance coverage provided under the Policy. The charge varies based on several factors including age, sex (except in Montana), rating class and specified face amount then in effect.

  The charge for administration is $35.00 per month for insureds who are Age 41 and over. The charge is lower at younger ages. After the first Policy year, the monthly administration charge is $10.00 unless certain premium requirements have been met, in which case the monthly administration charge will be lower, based on specified face amount. If the Policy is surrendered during the first Policy year, any remaining amount of the full year's charge for administration will be deducted upon surrender.

  The charge for mortality and expense risks assumed by Metropolitan Life is equivalent to a monthly rate of .075% of the cash value in the separate account on each monthly anniversary. This charge may be reduced in the years following Policy year 10.

INCREASE IN SPECIFIED FACE AMOUNT CHARGE

  Any increase in the specified face amount requested by a Policy owner will result in an underwriting expense charge of $5 per month for the twelve months following the month of increase. (See "Policy Benefits.")

SURRENDER AND SURRENDER CHARGES

  At any time the Policy owner may request in writing the Policy's cash surren-der value. A surrender charge is imposed during the first 15 Policy years and during the first 15 years after an increase in the specified face amount. (See "Charges and Deductions" and "Policy Rights.") The maximum surrender charges are set forth in the Policy. Because of the surrender charge, it is unlikely that the Policy will have any cash surrender value for at least the first Pol-icy year unless the Policy owner pays significantly more than the Minimum Ini-tial Premium.

PARTIAL WITHDRAWALS

  Partial withdrawals of at least $500 may be made from the Policy's cash value after the second Policy year. A pro rata surrender charge will be applied to withdrawals. However, up to 10% of a Policy's cash surrender value may be withdrawn as part of the first withdrawal in each Policy year free of surrender charge. The request must be made in writing. Partial withdrawals under death benefit Option A, or Option C on or after policy anniversary 65, will reduce the specified face amount of the Policy. (See "Policy Rights.")

LOANS

  After the first Policy year, the Policy owner may obtain a Policy loan when-ever the Policy has a loan value. The loan amount is placed into the Policy Loan Account as collateral, and is credited a guaranteed interest rate of 4% per year. The rate charged on the loan is currently 6% per year. Loan interest is payable at the end of each Policy year. The interest rate charged for a loan may be reduced to 4.6% after the tenth Policy year and will never be greater than 6% per year.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                    ASSETS)

                                                                OTHER
                                                              EXPENSES
                                                 MANAGEMENT AFTER EXPENSE
                                                    FEES    REIMBURSEMENT TOTAL
                                                 ---------- ------------- -----
  MetLife Stock Index Portfolio.................    .25%        .05%      .30%
  State Street Research Income Portfolio(b).....    .35%        .07%      .40%
  State Street Research Diversified
   Portfolio(b).................................    .50%        .04%      .50%
  State Street Research Growth Portfolio(b).....    .55%        .04%      .55%
  State Street Research Aggressive Growth
   Portfolio(b).................................    .75%        .04%      .75%
  T. Rowe Price Small Cap Growth
   Portfolio(a)(b)..............................    .55%        .20%      .75%
  Scudder Global Equity Portfolio(a)(b).........    .62%        .20%      .82%
  Loomis Sayles High Yield Bond Portfolio(a)....    .70%        .20%      .90%
  Janus Mid Cap Portfolio(a)(b).................    .75%        .20%      .95%
  State Street Research International Stock
   Portfolio....................................    .75%        .22%      .97%

 --------
 (a) Metropolitan Life has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier.

 (b) The marginal fee rate for the State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Aggressive Growth Portfolio,
     T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.


  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

FREE LOOK PERIOD

  The Policy owner may return the Policy during the free look period. This pe-riod is the later of 10 days after receipt of the Policy (except where state law requires a longer period) or 45 days after Part A of the application has been completed. If the Policy is returned, Metropolitan Life will send the Pol-icy owner a complete refund of any premiums paid within 7 days. Net premium payments allocated to the Separate Account will be invested in the Fixed Ac-count for 20 days after the Investment Start Date. In addition, no cash value transfers or participation in automated investment strategies will be permitted until 20 days after the Investment Start Date.

TAX TREATMENT OF CASH VALUE

  Cash value in the Policy is not taxed until it is withdrawn from the Policy. In general, a Policy owner will be taxed on the amount of cash value withdrawn that is in excess of the premiums paid less prior nontaxable withdrawals at the time of withdrawal, surrender, or Policy Final Date. This excess is treated as ordinary income. Withdrawals and loans from contracts referred to as modified endowment contracts are taxed on an income first basis to the extent of gain in the Policy. A 10% additional tax also applies in certain circumstances. If a Policy is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split-dollar arrangement involving a Policy. (See "Federal Tax Mat-ters.")

TAX TREATMENT OF THE DEATH BENEFIT

  The beneficiary generally will not be taxed on the death benefit proceeds of the Policy. The death benefit under the Policy may be subject to Federal estate tax. (See "Federal Tax Matters.")

COMMUNICATIONS

  Premium payments and other communications should be sent to the Designated Office for the Policy. Metropolitan Life may establish different Designated Of-fices for various Policy transactions. The Policy owner should use the forms that Metropolitan Life has prepared for these purposes. The forms may be ob-tained from an account representative or the Designated Office.

  A premium payment or other communication is considered received on the date that it is actually received in the Designated Office (the "Date of Receipt") with two exceptions: 1) if received on a day that is not a Valuation Date or 2) if received by other than U.S. mail after the close of the New York Stock Ex-change. The Date of Receipt will then be the next Valuation Date.

 ...............................................................

SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
 ................................................................................

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other forms of the flexible premium multifunded life insur-ance policies issued by Metropolitan Life. The assets allocated to the Separate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Metropolitan Life may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's liabilities and re-serves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metro-politan Life's total commitments under the Policies; the reserves are the as-sets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Life by the Commission.

  There are currently ten investment divisions available to the Policy in the Separate Account. The assets in each investment division are invested in a sep-arate class (or series) of stock issued by the Fund. Each class of stock repre-sents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy own-ers. In addition, investment divisions may be eliminated from the Separate Ac-count. The owner of a Policy may designate how the net premiums under the Pol-icy are to be allocated among the then currently available investment divi-sions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Secu-rities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

  State Street Research Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  State Street Research Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  State Street Research Diversified Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit invest-ment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

  State Street Research Aggressive Growth Portfolio. The investment objective of this portfolio is to achieve maximum capital appreciation by investing pri-marily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, un-dervalued securities or special situations.

  State Street Research International Stock Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital by investing pri-marily in common stocks and equity-related securities of non-United States com-panies.

  MetLife Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price In-dex (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

  Loomis Sayles High Yield Bond Portfolio: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

 ...............................................................................

  Janus Mid Cap Portfolio: The investment objective of this non-diversified portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  T. Rowe Price Small Cap Growth Portfolio: The investment objective of this portfolio is to achieve long-term growth by investing in small capitalization companies.

  Scudder Global Equity Portfolio: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Port-folio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consider-ation.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise re-invested in Fund shares at net asset value as of the dates paid. The distribu-tions have the effect of reducing the value of each share of the Fund and in-creasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each port-folio determined as of the close of the New York Stock Exchange, on that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts of Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

POLICY BENEFITS
 ...............................................................................

  The discussion below assumes that no riders under the Policy are in effect. See the Appendix to Prospectus, for a discussion of how certain riders can af-fect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Rein-statement--Termination"), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named benefi-ciary. The proceeds may be received by the beneficiary in a single sum or un-der one or more of the optional income plans set forth in the Policy (see "Op-tional Income Plans"). The amount of insurance proceeds is determined as of the end of the Valuation Period that includes the insured's date of death.

  The insurance proceeds are: The death benefit provided under Option A, Op-tion B or Option C, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the insured's life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  At least two death benefit options are available as described below: Option A and Option B. Death Benefit Option C is also available where the insured is age 60 or less at issue. The Policy owner designates the desired option in the application and can change the option by written request after the second Pol-icy year (see "Change in Death Benefit Option").

  Option A--The death benefit is equal to the specified face amount of insur-ance.

  Option B--The death benefit is equal to the specified face amount of insur-ance plus the cash value.

  Option C--The death benefit is equal to the specified face amount of insur-ance plus the cash value if the insured dies prior to policy anniversary 65. At policy anniversary 65, the specified face amount of insurance is recalcu-lated to equal the specified face amount of insurance plus the cash value as of the end of the prior day. Thereafter, the specified face amount of insur-ance will be paid upon death.

  Alternative Death Benefit--Under Option A, Option B or Option C, an alterna-tive death benefit automatically applies if it is greater than the regular death benefit option chosen. The alternative death benefit under each option is a percentage of the cash value as set forth in the following table. The al-ternative death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the ben-eficiary.

 ...............................................................................

         AGE
    OF INSURED AT
 BEGINNING OF POLICY                                              PERCENTAGE OF
        YEAR                                                       CASH VALUE
 -------------------                                              -------------
 40 and less: ...................................................     250%
 45: ............................................................     215%
 50: ............................................................     185%
 55: ............................................................     150%
 60: ............................................................     130%
 65: ............................................................     120%
 70: ............................................................     115%
 75: ............................................................     105%
 80: ............................................................     105%
 85: ............................................................     105%
 90: ............................................................     105%
 95: ............................................................     100%

For the ages not listed, the percentage decreases by a ratable portion for each full year.

  In no event will the death benefit be lower than the minimum amount required to maintain the Policy as life insurance under federal income tax law and ap-plicable Internal Revenue Service rules.

  Option A, Option B, and Option C all provide insurance protection, as well as possible build-up of cash value. Under Option A, and under Option C on or after policy anniversary 65, the insurance coverage remains level unless the alterna-tive death benefit applies. Under Option B, and under Option C prior to policy anniversary 65, the insurance protection varies as the cash value changes.

  For a given specified face amount, the amount of the death benefit may be greater under Option B, and under Option C prior to policy anniversary 65, than under Option A, or under Option C on or after policy anniversary 65. This is because the cash value is added to the specified face amount and included in the death benefit under the former situations but not under the latter situa-tions. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance") will be great-er, and thus the accumulation of cash value will be lower under Option B, and under Option C prior to policy anniversary 65, than under Option A assuming the same specified face amount and the same actual premiums paid. After policy an-niversary 65, the cost of term insurance will be greater for Option B than for Option C and greater for Option C than for Option A, assuming the same speci-fied face amount at issue and the same premiums paid.

  Under Option C the death benefit is designed to increase during the Policy owner's earning years, because the need for life insurance is presumed to in-crease with increasing income. On policy anniversary 65, which is the assumed retirement age, the specified face amount is adjusted to equal the then current level of death ben-efit, and no further increases in death benefit are made, since presumably such increases are no longer required.

  Guaranteed Minimum Death Benefit. Generally, the Policy offers a guaranteed minimum death benefit that guarantees the specified face amount of insurance plus any additional death benefits provided by rider to the Policy, if certain premium requirements are satisfied. Generally, there are four durations of guaranteed minimum death benefit from which a Policy owner may choose: (i) for the first five Policy years; (ii) to Age 65 (available only if the insured was Age 60 or less on the date the Policy was issued); (iii) to Age 75 (available only if the insured was Age 70 or less on the date the Policy was issued); or
(iv) to Age 85 (available only if the insured was Age 80 or less on the date the Policy was issued). The Policy owner must elect the duration of the guaranteed minimum death benefit on or before the Policy issue date. In addition, a Policy owner may later reduce the duration of the guaranteed minimum death benefit by reducing the premiums paid to an amount that will only support the shorter duration. If at the end of the elected guaranteed minimum death benefit duration, the Policy owner's actual cumulative premiums that have been paid by each monthly anniversary would entitle the owner to receive a longer duration of guaranteed minimum death benefit, the duration will be increased to the appropriate duration. The Policy owner will then need to pay the necessary premium to maintain the guaranteed minimum death benefit for the longer duration.

  The guaranteed minimum death benefit and/or certain of its durations may not be available to all rating classes; however, Metropolitan Life will not discriminate unfairly in offering the guaranteed minimum death benefit to Policy owners.

  There is no additional charge for the guaranteed minimum death benefit; however, there are minimum premium amounts required to keep the guarantee in effect which vary based on several factors (see "Premiums"). The Policy is tested on each monthly anniversary in order to verify that the minimum required premium amounts have been paid to keep the applicable duration of guaranteed minimum death benefit in effect. If the premium requirements for a particular duration of the guaranteed minimum death benefit have not been maintained on a Policy that had such duration, but the premium requirements for a shorter duration of the guarantee that is available under such Policy have been met, a notice will be sent to the Policy owner stating that the duration of the guarantee will be reduced to the longest guarantee that is supported by the premiums paid, unless sufficient premiums are paid within 61 days from the monthly anniversary that the premium requirements to maintain the guaranteed minimum death benefit have not been met. Similarly, if there is no shorter duration that would still be available to the Policy in question, a notice will be sent to the Policy owner

 ...............................................................................
stating that the guaranteed minimum death benefit under the Policy will terminate, unless sufficient premiums are paid within 61 days from the monthly anniversary that the premium requirements to maintain the guaranteed minimum death benefit have not been met. ONCE A GIVEN DURATION OF
THE GUARANTEED MINIMUM DEATH BENEFIT HAS BEEN TERMINATED, IT MAY NOT BE REACTIVATED.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the second Policy year and before the insured reaches Age 80, may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases," below). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Speci-fied Face Amount thereafter. However, no decrease in specified face amount will be permitted that would reduce the specified face amount below $25,000. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limita-tions"). For purposes of determining the cost of term insurance charge and the amount of subsequent premium requirements to maintain a guaranteed minimum death benefit, a decrease in the specified face amount will reduce the speci-fied face amount in the following order: (a) the specified face amount pro-vided by the most recent increase; (b) the next most recent increases succes-sively; and (c) the initial specified face amount.

  Increases. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. The minimum amount of an increase is $5,000. Any such change will require that additional evidence of insurability be submitted to Metropolitan Life and will be subject to an underwriting charge of $5 per month for the twelve months following the month of increase. Metropolitan Life will deduct this charge from the existing cash value in the same manner in which the monthly deductions are taken (see "Monthly Deduction From Cash Value").

  Effect of Changes in Specified Face Amount on Charges and Guaranteed Minimum Death Benefit. A change in the specified face amount generally will affect the term insurance amount used to compute a Policy owner's cost of term insur-ance charge (see "Charges and Deductions--Cost of Term Insurance," "Cost of Term Insurance Rate," and "Rate Class"). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters"). An increase in the specified face amount results in additional surrender charges. A decrease in the speci-fied face amount of insurance will generally be subject to a surrender charge (see "Charges and Deductions--Surrender Charge").

  Changes in the specified face amount of insurance will impact the premium requirements for maintaining a guaranteed minimum death benefit. If a Policy owner increases or decreases the specified face amount of a Policy that main-tains a guaranteed minimum death benefit, the future premiums necessary to maintain the guarantee on the Policy may increase or decrease, respectively (see "Premiums").

  Change in Death Benefit Option. Generally, the death benefit option in ef-fect may be changed at any time after the second Policy year while the insured is alive to any other available death benefit option by sending a written re-quest for change to the Designated Office. A change from Option A or Option B to Option C will only be permitted for Policy owners who have Policies under which Option C is available. In addition, a change to Option C will not be permitted after the policy anniversary on which the insured is age 60. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options will not require evidence of insurability and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed from Option B, or Option C prior to policy anniversary 65 to Option A, the specified face amount will be increased to equal the death benefit which would have been payable under Option B or Op-tion C on the effective date of the change. The death benefit will not be al-tered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in deter-mining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the alternative death benefit). This will mean that the cost of term insurance may be higher or lower than it oth-erwise would

 ...............................................................
have been since any increases or decreases in cash values will, respectively, reduce or increase the term insurance amount under Option A (see "Charges and Deductions--Cost of Term Insurance").

  If the death benefit option is changed from Option A, or Option C on and af-ter policy anniversary 65, to Option B, the specified face amount will be de-creased to equal the death benefit less the cash value on the effective date of the change. Similarly, if the death benefit is changed from Option A to Op-tion C before policy anniversary 65, the specified face amount will be de-creased to equal the death benefit less the cash value on the effective date of the change. Neither of these changes may be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. In no case will a change be made if it would result in a specified face amount of less than $25,000. As with a change from Option B, or Option C prior to policy anniversary 65, to Option A, a change from Option A, or Option C on and after policy anniversary 65, to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. This is also the case with a change from Option A to Option C before policy anniversary 65. Moreover, under Option B, or Option C prior to policy anniversary 65, the term insurance amount will not vary unless the alternative death benefit is in effect. There-fore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance"). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then cur-rent maximum premium limitations determined by Internal Revenue Service Rules (see "Premiums--Premium Limitations").

  If the death benefit option is changed from Option B to Option C prior to policy anniversary 65, from Option C to Option A on or after policy anniver-sary 65, or from Option C to Option B prior to policy anniversary 65, no change in specified face amount will be made.

  Under Option A, Option B and Option C, cost of term insurance rates gener-ally increase as the insured's age increases. Nevertheless, assuming a posi-tive cumu lative net investment return with respect to any amounts in the Sep-arate Account, changing the death benefit option from Option B, or Option C prior to policy anniversary 65, to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

  A change in death benefit option that results in an increase or a decrease in the specified face amount of insurance on a Policy that maintains a guarantee may require higher or lower premiums, respectively, to maintain the guarantee (see "Premiums--Payment of Premiums"). A death benefit option change that increases the specified face amount will result in the establishment of an increased surrender charge. A death benefit option change that decreases the specified face amount may result in the deduction of a surrender charge (see "Charges and Deductions--Surrender Charge").

  THE POLICY OWNER SHOULD CONSIDER THE EFFECT OF A CHANGE IN THE SPECIFIED FACE AMOUNT OR DEATH BENEFIT OPTION ON THE OWNER'S ABILITY TO KEEP A GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT AFTER SUCH CHANGE.

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account"), the Policy Loan Account (see "Policy Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Sepa-rate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. 20 days after the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy's cash value in that investment division (see "Payment and Allocation of Premiums-- Allo-cation of Premiums and Cash Value"). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

(1) The cumulative net premium payments allocated to the investment division;
    plus

(2) All cash values transferred to the investment division from the Fixed Ac-count, from the Policy Loan Account upon loan repayment (including all in-terest credited on loaned amounts) or from another investment division; minus

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(3) Any cash value transferred from the investment division to the Fixed Ac-count, to the Policy Loan Account upon taking out a loan or to another in-vestment division; minus

(4) Any partial cash withdrawal from the investment division and the amount of any surrender charge that has been deducted from that division; minus

(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions-- Monthly Deduction from Cash Value"); minus

(6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Transfer Charge"); plus

(7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment divi-sion's net investment return is determined as of the close of the New York Stock Exchange. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of investment return equal to its gross rate of investment return during the Valuation Period which may be reduced by a charge for Metropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The investment division's gross rate of in-vestment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the port-folio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

  From time to time the Separate Account may advertise its performance ranking and rating information among similar investments as compiled by Lipper Analyt-ical Services Inc., Morningstar, Inc. and other independent organizations. In addition, Metropolitan Life may advertise ratings assigned by independent rat-ing agencies that are relevant when considering the guarantees provided by Metropolitan Life.

  From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term govern-ment bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Ac-count may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. Personalized illustrations based on histor-ical Separate Account performance may also be provided.

BENEFIT AT FINAL DATE

  If the insured is living, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebt-edness (see "Policy Benefits--Cash Value"). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters").

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insur-ance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured's death, select one or more of the op-tional income plans, if no payments have yet been made. If the insurance pro-ceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change con-tingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance bene-fits described in the Appendix to the Prospectus, may be included with a Pol-icy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. See the Appendix to the Prospectus, for a discussion of how certain riders af-fect the benefits and the

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exercise of certain rights under the Policy. The addition of optional insur-ance benefits may increase the premiums required to keep the minimum guaran-teed death benefit in effect. Policy owners should consider their ability to maintain a minimum guaranteed death benefit when adding optional insurance benefits.

PAYMENT AND ALLOCATION OF PREMIUMS
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ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only to insureds 80 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropoli-tan Life may, however, at its sole discretion, issue a Policy to an individual above Age 80. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any rea-son permitted by law.

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will or-dinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy (but no earlier than the date the application is completed) if desired to preserve a younger age at issue for the insured. Individuals may also request that the Date of Policy be the date the application is completed if a payment of at least $2,500 is received with the application. In these instances, the Policy owner will incur a charge for insurance protection under the Policy where the insurance is in force under the temporary insurance agreement described below. However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Invest-ment Start Date if a payment is received with the application. In the case of certain payroll deduction plans, or other automatic investment plans, the Date of Policy may be earlier or later than the date the first premium payment is received, pursuant to established administrative rules.

  If a premium payment equivalent to at least one "check-o-matic" payment is received with the application, and there has been no material misrepresenta-tion in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no ad-ditional charge, will start as of the date the application was completed and will continue for a maximum of 90 days. However, if a medical examination of a person to be insured is initially required by the underwriting rules of Metro-politan Life, coverage on that person will not start until completion of the examination. If it is not completed within 90 days from the date of the appli-cation, there will be no coverage, except that, if the person to be insured dies from an accident within 30 days from the date of the application and be-fore the examination is completed, temporary insurance will be in effect if it has not already ended under the terms of the temporary insurance agreement. In no event will a death benefit be provided under the temporary insurance agree-ment if death is by suicide.

  Metropolitan Life will allocate net premiums to the Fixed Account on the In-vestment Start Date. Allocation of net premium payments with respect to the investment divisions of the Separate Account are effective 20 days after the Investment Start Date.

  Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application and, in most states, the insured has not sought medical advice or treatment subse-quent to the date of the application.

PREMIUMS

  Payment of Premiums. Each Policy owner will determine a voluntary planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. The Policy owner is not re-quired to pay premiums in accordance with the voluntary planned periodic pre-mium schedule.

  IF NO GUARANTEED MINIMUM DEATH BENEFIT IS IN EFFECT, THE PAYMENT OF PREMIUMS DOES NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Policy's cash surrender value (see "Policy Termi-nation and Reinstatement--Termination").

  The Policy owner must designate in the application one of the following ways to pay the voluntary planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually, or monthly through "check-o-matic" payments. Monthly "check-o-matic" payments are automatically made by preauthorized transfers from a bank checking account. A Policy owner may also elect to pay monthly voluntary planned periodic premiums through other systematic payment plans or through various payroll deduction plans if provided by the employer of the Policy owner. In certain situations Metropoli-tan Life may permit the payment of monthly voluntary planned periodic premiums in another manner. Any such payment method will be

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made available in a manner that will not discriminate unreasonably or unfairly against any Owner.

  Subject to the maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time. The Policy, therefore, pro-vides the owner with the flexibility to vary the frequency and amount of pre-mium payments to reflect changing financial conditions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premiums for Guaranteed Minimum Death Benefit. There are minimum premium amounts required to keep the guarantee in effect which vary based on several factors including the duration of the guarantee, specified face amount, smok-ing class, underwriting class, death benefit option and any riders added to the Policy, each as then in effect, as well as the issue age and sex of the insured. Changes in certain of these factors will impact the premiums required to maintain these guarantees.

  Generally, for a given owner, the premium required to maintain the guaran-teed minimum death benefit will be higher: (i) for death benefit option B, and death benefit option C, than for death benefit option A; (ii) the longer the duration of the guaranteed minimum death benefit; and (iii) for higher speci-fied face amounts. To maintain a guaranteed minimum death benefit these re-quired premiums must be paid for the entire guaranteed minimum death benefit period. The Policy is tested on each monthly anniversary in order to verify that a sufficient amount of premium (less partial withdrawals and outstanding Policy loans) has been paid to keep the guaranteed minimum death benefit in force.

  Premium Limitations. During the first Policy year, premium payments by a Policy owner must at least equal the Minimum Initial Premium for the particu-lar Policy or the Policy will terminate after the grace period.

  Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation deter-mined by Internal Revenue Code rules relating to the definition of life insur-ance (See "Federal Tax Matters"). If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limita-tions, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

  There may be cases where the total of all premiums paid could cause the Pol-icy to be classified as a modified endowment contract (see "Federal Tax Mat-ters"). The annual statement (see "Reports") sent to each Policy owner will include information regarding the modified endowment contract status of a Pol-icy. In cases where a Policy is not an irrevocable modified endowment con-tract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  Every voluntary planned periodic premium payment after the first Policy year must be at least $200 on an annual basis, $100 on a semi-annual basis and $15 on a "check-o-matic" or other pre-authorized transfer or payment basis. For some Policies distributed through brokers (see "Distribution of the Poli-cies"), the voluntary planned periodic premium for the first Policy year may be required to add up to at least $2,500. Every unplanned premium payment must be at least $250. Premium payments less than these minimum amounts will be re-funded to the Policy owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

  Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Life with written notification at the Designated Of-fice. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

  Cash Value Transfers. The Policy owner may transfer cash value between the Fixed Account and the

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investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for transfers. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer and to limit the number of transfers to four per Pol-icy year. A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an investment division or, if the transfer is from the Fixed Account the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surren-der and payment of policy loans of amounts from the Fixed Account or to process such transfer requests only on or about the Policy anniversary date (see "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Metro-politan Life will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Office.

  Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to Metropolitan Life, or in another form of communication acceptable to Metropolitan Life.

  Automated Investment Strategies. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to an-other or to the Fixed Account. Metropolitan Life currently offers four such in-vestment strategies: the "Equity Generator," the "Equalizer," the "Allocator" and the "Rebalancer." Only one automated investment strategy may be in effect at any one time. The Owner may submit a written request electing a strategy or directing Metropolitan Life to cancel a strategy at any time.

  Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner. Any such transfer from the Fixed Account to the MetLife Stock Index Di-vision or the State Street Research Aggressive Growth Division, as applicable, will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20 in interest is earned. Amounts earned during a month in which less than $20 in interest is earned will remain in the Fixed Account.

  Under the "Equalizer," at the end of a specified period (e.g. monthly, quar-terly) as determined by Metropolitan Life, a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of any elected investment division or the Fixed Ac-count that is not part of this automated investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" strategy to become effective on the next Policy anniversary.

  Under the "Allocator," at the beginning of each Policy month, an amount des-ignated by the Policy owner is transferred from the Fixed Account to any in-vestment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be trans-ferred from the Fixed Account each month until amounts in that investment divi-sion are exhausted; (2) designating an amount to be transferred from the Fixed Account for a certain number of months; or (3) designating a total amount to be transferred from the Fixed Account in equal monthly installments over a certain number of months. The Policy owner's designations must allow the "Allocator" to remain in effect for at least three months.

  Under the "Rebalancer," Policy owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. Metropolitan Life will redistribute the cash value at the beginning of each calendar quarter.

  Telephonic Transactions. Metropolitan Life reserves the right, if permitted by state law, to allow Policy owners to make transfer requests, changes to the Automatic Investment Strategies and reallocation of future net premiums by tel-ephone and to allow Policy owners to authorize their sales representatives to make such requests on behalf of the Policy owners by telephone. The Policy owner must authorize these types of transactions in the manner prescribed by Metropolitan Life. If Metropolitan Life decides to permit any of these proce-dures, and a Policy owner elects to participate in any of them, the following will apply: the Policy owner will authorize Metropolitan Life to act upon the telephone instructions of any person purporting to be the Policy owner (or, if applicable, the Policy owner's sales representative), assuming Metropolitan Life's procedures have been followed, to do the transactions both regarding amounts in the Policy's Fixed Account and in the Separate Account. Metropolitan Life will institute reasonable procedures to

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confirm that any instructions communicated by telephone are genuine. All tele-phone calls will be recorded, and the Policy owner (or, if applicable, the Policy owner's sales representative) will be asked to produce the Policy owner's personalized data prior to Metropolitan Life honoring any requests by telephone. Additionally, as with other transactions, the Policy owner will re-ceive a written confirmation of each telephonically requested transaction. Neither Metropolitan Life nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that Metropolitan Life or the Separate Account reasonably believe to be genuine. In the event that these procedures are instituted and in the further event that the Policy owner who has elected to use such procedures encounters difficulty with them, such Pol-icy owner should make inquiry to the Designated Office.

POLICY TERMINATION AND REINSTATEMENT

  Termination. Insurance coverage under the Policy will continue until the Fi-nal Date, unless the cash surrender value is insufficient to cover the monthly deduction at a time when no minimum guaranteed death benefit is in effect. On any such monthly anniversary, Metropolitan Life will notify the Policy owner and any assignee of record. The Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. The minimum necessary payment must be an amount such that the net cash surren-der value is sufficient to support two monthly deductions. Failure to make a sufficient payment within the grace period will result in termination of the Policy without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions accruing during the grace period will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri and North Carolina) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life:
(1) a written application for reinstatement; (2) evidence of insurability sat-isfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; (c) any portion of the surrender charge which was not paid at termina-tion because the cash value at termination was insufficient to pay such por-tion of the charge; and (d) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of re-instatement. Metropolitan Life reserves the right to waive the interest due set forth in (d) above.

  Notwithstanding the above, at the present time, with respect to the rein-statement of a Policy that is terminated during the first two Policy years, Metropolitan Life will accept as the premium required for reinstatement the lesser of the amount as defined in the immediately preceding paragraph and the following: the excess of the sum of (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; and
(b) the total of the minimum required premiums that would have been payable under the Policy from the date of the Policy until the effective date of rein-statement had no termination occurred, over the sum of all premiums paid by the Policy owner to the effective date of the termination before any charges or deductions were applied. Metropolitan Life offers this alternative calcula-tion of the premium required for reinstatement at present but reserves the right to modify or rescind this offer at its sole discretion.

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium re-quired above to reinstate the Policy.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. A reinstated Pol-icy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability"). The guaranteed minimum death benefit may not be reinstated.

CHARGES AND DEDUCTIONS
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  Metropolitan Life incurs many expenses and risks in connection with the Pol-icies. It is compensated for these out of all of the charges discussed below. Although different purposes are ascribed below to different charges, such dis-tinctions are imprecise. Metropolitan Life is free to retain any and all reve-nues or profits that result from any of these charges or to apply such reve-nues or profits to any other purposes, including any costs and expenses in connection with the Policies.

PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted

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from each premium payment received by Metropolitan Life as described below. A charge of 2.25% of premiums paid is deducted from all premium payments. There is also a charge (which may be deemed to be a sales load) upon the surrender of a Policy during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy (see "Surrender Charge").

  Tax Charges. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by Metropolitan Life. A charge of 1.25% of each premium payment is made for the purpose of recovering the federal income taxes of Metropolitan Life that are determined by the amount of premiums re-ceived in connection with the Policy (the "DAC tax charge"). An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state ranging from zero to 3.5% currently. The 2% rate approximates the average tax rate expected to be paid on premiums from all states.

TRANSFER CHARGE

  At the present time, no charge will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Sep-arate Account and between the investment divisions and the Fixed Account. Met-ropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. If made, the charge would be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment divi-sion bear to the total amount transferred, when the requested transfer is ef-fected. Charges will not be assessed for transfers made under the "Equalizer," "Equity Generator," "Allocator" or "Rebalancer" (see "Allocation of Premiums and Cash Value--Automated Investment Strategies").

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional in surance benefits added by rider, the admin-istration charge and the mortality and expense risk charge. The monthly deduc-tion will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits--Increases".

  The monthly deduction will be deducted as of each monthly anniversary com-mencing with the Date of Policy. At issue and within 30 days of any policy anniversary, the Policy owner may choose (1) to have monthly deductions allo-cated among the Fixed Account and each Investment Division in proportion to the Policy's cash value at the beginning of the policy month (i.e., on a "Pro Rata Basis"); or (2) to have all monthly deductions taken from the Fixed Ac-count exclusively. In the latter case, any time money in the Fixed Account is insufficient to cover the monthly deduction, deductions will be made on a Pro Rata Basis from the Separate Account. If a Policy owner chooses to have all deductions made from the Fixed Account, all amounts removed from the Policy's cash value (including partial withdrawals, policy loans surrender charges and transfer charges) will also be made from the Fixed Account, and then on a Pro Rata basis, if necessary. See "Payment and Allocation of Premiums--Issuance of a Policy", regarding when insurance coverage starts under a newly issued Poli-cy.

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the appli-cable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.00246627 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

  The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B, or Death Benefit Option C prior to pol-icy anniversary 65, than for those who have selected Death Benefit Option A, or Death Benefit Option C on and after policy anniversary 65 (see "Policy Ben-efits--Death Benefits"), assuming the same specified face amount in each case and assuming that the alternative death benefit is not in effect. Since the death benefit under Option A, and under Option C on and after policy anniver-sary 65, remains constant while the death benefit under Option B, and under Option C prior to policy anniversary 65, varies with the cash value, cash value increases will generally reduce the term insurance amount under Option A, and Option C on and after policy anniversary 65, but not under Option B, and Option C prior to policy anniversary 65. If the term insurance amount is greater, the cost of insurance will be greater. If the alternative death bene-fit is in effect (see "Death Benefit Options--Alternative Death Benefit"), then the cost of term insurance will vary directly with the cash value under all of the death benefit options.

  In those cases where the specified face amount of the Policy does not change as a result of the Option

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change (i.e., converting from Option B to C (when permitted), from Option C to Option B before Policy anniversary 65 or from Option C to Option A after Pol-icy anniversary 65), the cost of term insurance will not change.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana, in the case of group conversions which require unisex rates and in the case of Policies sold in connection with executive bonus and split dollar deferred compensation plans), age and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Pol-icy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will apply to all per-sons of the same insuring age, sex, and rate class whose Policies have been in force for the same length of time. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For Ages 18 and over, each such rate class is further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk, and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insur-ance than those in the smoker division of the same rate class.

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

  Administration Charge. For all Policies there will be a monthly administra-tion charge. For the first Policy year the charge will be based on the Age of the insured at issue. The charge is equal to $20 per month for ages less than 26, $30 per month for ages 26 to 40; $35 per month for ages 41 and over. After the first Policy year the monthly administration charge is $10.00 per month. For any Policy, this charge may be reduced in any month during which the cumu-lative premiums paid or the premium payment attributable to that month (net of Policy loans and withdrawals) meet the minimum premium requirements that would maintain a guaranteed minimum death benefit to Age 65 for such Policy. If the premium requirements have been satisfied, the administration charge after the first Policy year is $5 per month for Policies with a specified face amount of $250,000 or more, $6.00 per month for Policies with a specified face amount of $100,000 to $249,999 and $7 per month for Policies with a specified face amount of less than $100,000. The monthly administration charge and the deter-mination of whether the premium requirements have been satisfied will be de-termined at the time the monthly deduction is made. Thus, any change in speci-fied face amount of a Policy or change in premiums paid may result in a change in the monthly administration charge.

  These charges will be used to compensate Metropolitan Life for expenses in-curred in the administration of the Policy. (See "Premiums"). The first year charge will also compensate Metropolitan Life for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records. If a Policy is surrendered in the first Policy year, the remaining administration charge for each of the full Policy months remaining in the first Policy year will be deducted from the cash value of the Policy in addi-tion to any applicable surrender charge (see "Surrender Charge").

  Charge for Mortality and Expense Risks. A monthly charge is made for mortal-ity and expense risks assumed by Metropolitan Life. The amount of the charge is equivalent to a monthly rate of .075% of the cash value in the Separate Ac-count on each monthly anniversary. Beginning in Policy year 10, this charge may be reduced to .05%. However, this reduction is not guaranteed.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, thus, a greater amount of death benefits than ex-pected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metro-politan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense com-mitments. If the charges are not sufficient, the loss will fall on Metropoli-tan Life. If its estimates of future mortality and expense experience are ac-curate, Metropolitan Life anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, Metropolitan Life could incur a loss.

 ...............................................................

CHARGE AGAINST THE SEPARATE ACCOUNT

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life").

SURRENDER CHARGE

  A sales charge may be deducted in the form of a surrender charge from the cash value (i) if there is a cash value withdrawal; (ii) if the Policy is surrendered or terminated; or (iii) if there is a reduction in the specified face amount (including any reduction that results from a change in death benefit option). No surrender charge will be deducted on the first partial withdrawal in a Policy year of up to 10% of the cash surrender value at the time of the withdrawal. This 10% surrender charge free withdrawal does not apply to reductions in specified face amount. No surrender charge will be imposed on any decrease in specified face amount that is the result of a partial withdrawal (although any surrender charge applicable to the partial withdrawal itself will be imposed). In addition, no surrender charge will be imposed on an automatic reduction in specified face amount at Age 65 under Death Benefit Option C.

  The surrender charge as of any date is computed by first determining the per-cent applicable to (1) the initial specified face amount and (2) any increase therein that remains in effect, as set forth in the chart below based on the length of time such specified amount has been in force. The percent thus deter-mined is multiplied by the surrender charge measure (or, if the percent relates to a specified face amount increase, by the increase surrender charge measure associated with that increase). That gives the surrender charge that would be imposed on a surrender of the entire cash value (less any 10% surrender charge free withdrawal), or of the entire specified face amount, during the Policy years shown in the chart below.

                                                                        PERCENT
POLICY YEAR SINCE ISSUE OR YEAR SINCE                                      OF
SPECIFIED FACE AMOUNT INCREASE                                          MEASURE*
-------------------------------------                                   --------
1......................................................................   100%
2......................................................................   100
3......................................................................    90
4......................................................................    80
5......................................................................    70
6......................................................................    60
7......................................................................    54
8......................................................................    48
9......................................................................    42
10.....................................................................    36
11.....................................................................    30
12.....................................................................    24
13.....................................................................    18
14.....................................................................    12
15.....................................................................     6
16 and later...........................................................     0

-----
* The measures are described in the "Definitions" portion of this prospectus under "Surrender Charge Measure" and "Increase Surrender Charge Measure."

  To the extent that a partial withdrawal is subject to a surrender charge, the surrender charge will be prorated based on the ratio of (A) the withdrawn amount (less the 10% charge-free amount in the case of the first withdrawal in Policy year) to (B) the Policy's then total cash surrender value. The Policy's surrender charge measure, and any increase surrender charge measure, are also thereupon decreased based on the same ratio.

  For purposes of computing any surrender charge applicable to a partial reduction in specified face amount, the reduction is used to offset any specified face amount increases in reverse chronological order to the way they were added and finally is used to offset the specified face amount at issue. Any remaining amount of the surrender charge that was originally established in connection with each portion of specified face amount then canceled will be deducted. If only a portion of the original specified face amount (or of an increase therein) is canceled, only a pro-rata amount of any remaining surrender charge associated with such original specified face amount (or increase) will be deducted.

  Surrender charges will be deducted from the cash value in the same manner that the monthly deduction is taken to the extent the cash value is sufficient. Otherwise the charges will reduce the amount paid to the owner.

  BECAUSE THE SURRENDER CHARGE MEASURES AND PERCENTAGES ARE CAPPED AT THE END OF THE SECOND POLICY YEAR, OR SECOND YEAR FROM ANY INCREASE IN SPECIFIED FACE AMOUNT, A POLICY OWNER MAY BE ABLE TO LIMIT THE SURRENDER CHARGES BY LIMITING THE PAYMENT OF PREMIUMS ABOVE THE LEVEL NECESSARY TO KEEP THE POLICY AND THE GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT DURING SUCH YEARS.

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the charges deducted from premiums, the maximum monthly administration charge, the surrender charge and the maximum charge for mortality and expense risks with respect to the Poli-cies.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Sep-arate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee for investment management services and the deduction of direct expenses from the assets of the Fund as more fully de-scribed under "Fund Investment Management Fees and Direct Expenses" and in the attached prospectus for the Fund.

 ...............................................................................

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS
 ...............................................................................

  The tables in this section illustrate the way in which a Policy's death ben-efit, cash value and cash surrender value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, re-alized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for a male aged 35. Each illustration assumes that the insured is in Metropol-itan Life's standard nonsmoker underwriting risk classification. Illustrations for an insured in Metropolitan Life's standard smoker underwriting risk clas-sification would show, for the same age and premium payments, lower cash val-ues and cash surrender values and, therefore, for the minimum death benefit, death benefits under Option B and Option C prior to policy anniversary 65, lower death benefits. The differences between the cash values and the cash surrender values in the first fifteen years are the surrender charges.

  The death benefits, cash values and cash surrender values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such aver-ages.

  The amounts shown for the death benefits, cash values and cash surrender values take into account the deductions from premiums and the monthly deduc-tion from cash value, and the daily charge to the Fund for investment manage-ment services equivalent to an annual rate of % of the average daily value of the aggregate net assets of the Fund (which represents a simple average of the maximum management fees applicable to the ten available Portfolios of the
Fund) and % for other direct Fund expenses (the average of the expenses indi-cated in the chart of "Metropolitan Series Fund Annual Expenses" under "Fund Investment Man-agement Fees and Direct Expenses"). In the illustrations that show "Guaranteed" charges, the monthly rate for mortality and expense risks is
 .075% of the cash value in the Separate Account on the monthly anniversary and the monthly administration charge is $30 per month in the first Policy year and $10 per month in the second Policy year and later. In the illustrations that show "Current" charges, (i) the monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anni-versary in each of the first ten Policy years, and .05% in all subsequent years, and (ii) the monthly administration charge is $30 per month in the first Policy year and $6 per month in the second Policy year and later. Be-cause the Policies described in this prospectus were first offered in 1998, the planned reductions in the mortality and expense risk and monthly adminis-tration charges have not yet taken effect under any outstanding Policies.

  Some of the following illustrations are based on the guaranteed cost of term insurance rates; the remainder of the illustrations are based on the current cost of term insurance rates as presently in effect (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate").

  Taking account of the charges for investment management services and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12%
correspond to actual (or net) annual rates of:  ,   and  , respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life.")

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount re-quested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES


                                                                   TOTAL CASH
                                       TOTAL CASH VALUE(2)     SURRENDER VALUE(2)    TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
         END OF             AT 5%      RATES OF RETURN OF      RATES OF RETURN OF      RATES OF RETURN OF
         POLICY           INTEREST   ------------------------------------------------------------------------
          YEAR            PER YEAR     0%      6%      12%     0%      6%      12%     0%      6%      12%
         ------          ----------- ------- ------- --------------- ------- --------------- ------- --------
 1......................    $        $       $       $       $       $       $       $       $       $
 2......................
 3......................
 4......................
 5......................
 6......................
 7......................
 8......................
 9......................
10......................
15......................
20......................
25......................
40......................
45......................
50......................

-------
(1) Assumes annual planned premium payments of $      paid in full at
    beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least Minimum Initial Premium (see "Premiums--Payment of Premiums").
(4) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit," for further details.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                                   TOTAL CASH
                                    TOTAL CASH     SURRENDER      TOTAL DEATH
                                     VALUE(2)       VALUE(2)      BENEFIT(2)
                                     ASSUMING       ASSUMING       ASSUMING
                                   HYPOTHETICAL   HYPOTHETICAL   HYPOTHETICAL
                                   GROSS ANNUAL   GROSS ANNUAL   GROSS ANNUAL
                       PREMIUMS     INVESTMENT     INVESTMENT     INVESTMENT
                      ACCUMULATED    RATES OF       RATES OF    RATES OF RETURN
       END OF            AT 5%      RETURN OF      RETURN OF          OF
       POLICY          INTEREST   -------------- -------------- ---------------
        YEAR           PER YEAR    0%   6%  12%   0%   6%  12%   0%   6%   12%
       ------         ----------- ---- ---- ---- ---- ---- ---- ---- ---- -----
 1...................    $        $    $    $    $    $    $    $    $    $
 2...................
 3...................
 4...................
 5...................
 6...................
 7...................
 8...................
 9...................
10...................
15...................
20...................
25...................
40...................
45...................
50...................

-------
(1) Assumes annual planned premium payments of $      paid in full at
    beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least Minimum Initial Premium (see "Premiums--Payment of Premiums").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION C GUARANTEED COST OF TERM INSURANCE CHARGES

                                                    TOTAL CASH
                                     TOTAL CASH     SURRENDER     TOTAL DEATH
                                      VALUE(2)       VALUE(2)      BENEFIT(2)
                                      ASSUMING       ASSUMING       ASSUMING
                                    HYPOTHETICAL   HYPOTHETICAL   HYPOTHETICAL
                                    GROSS ANNUAL   GROSS ANNUAL   GROSS ANNUAL
                        PREMIUMS     INVESTMENT     INVESTMENT     INVESTMENT
                       ACCUMULATED    RATES OF       RATES OF       RATES OF
        END OF            AT 5%      RETURN OF      RETURN OF      RETURN OF
        POLICY          INTEREST   -------------- -------------- --------------
         YEAR           PER YEAR    0%   6%  12%   0%   6%  12%   0%   6%  12%
        ------         ----------- ---- ---- ---- ---- ---- ---- ---- ---- ----
 1....................    $        $    $    $    $    $    $    $    $    $
 2....................
 3....................
 4....................
 5....................
 6....................
 7....................
 8....................
 9....................
10....................
15....................
20....................
25....................
40....................
45....................
50....................

-------
(1) Assumes annual planned premium payments of $   paid in full at beginning
    of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least Minimum Initial Premium (see "Premiums--Payment of Premiums").
(4) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                                                                                      TOTAL DEATH
                                                                                       BENEFIT(2)
                                                                                        ASSUMING
                                                                   TOTAL CASH         HYPOTHETICAL
                                       TOTAL CASH VALUE(2)     SURRENDER VALUE(2)     GROSS ANNUAL
                          PREMIUMS    ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL    INVESTMENT
                         ACCUMULATED GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT    RATES OF
         END OF             AT 5%      RATES OF RETURN OF      RATES OF RETURN OF      RETURN OF
         POLICY           INTEREST   --------------------------------------------------------------
          YEAR            PER YEAR     0%      6%      12%     0%      6%      12%    0%   6%  12%
         ------          ----------- ------- ------- --------------- ------- ------------ ---- ----
 1......................    $        $       $       $       $       $       $       $    $    $
 2......................
 3......................
 4......................
 5......................
 6......................
 7......................
 8......................
 9......................
10......................
15......................
20......................
25......................
40......................
45......................
50......................

-------
(1) Assumes annual planned premium payments of $   paid in full at beginning
    of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit," for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                                                                   TOTAL CASH
                                       TOTAL CASH VALUE(2)     SURRENDER VALUE(2)    TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
         END OF             AT 5%      RATES OF RETURN OF      RATES OF RETURN OF      RATES OF RETURN OF
         POLICY           INTEREST   ------------------------------------------------------------------------
          YEAR            PER YEAR     0%      6%      12%     0%      6%      12%     0%      6%      12%
         ------          ----------- ------- ------- --------------- ------- --------------- ------- --------
 1......................    $        $       $       $       $       $       $       $       $       $
 2......................
 3......................
 4......................
 5......................
 6......................
 7......................
 8......................
 9......................
10......................
15......................
20......................
25......................
40......................
45......................
50......................

-------
(1) Assumes annual planned premium payments of $   paid in full at beginning
    of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zeros values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least Minimum Initial Premium (see "Premiums--Payment of Premiums").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION C CURRENT COST OF TERM INSURANCE CHARGES

                                                                   TOTAL CASH
                                       TOTAL CASH VALUE(2)     SURRENDER VALUE(2)    TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
         END OF             AT 5%      RATES OF RETURN OF      RATES OF RETURN OF      RATES OF RETURN OF
         POLICY           INTEREST   ------------------------------------------------------------------------
          YEAR            PER YEAR     0%      6%      12%     0%      6%      12%     0%      6%      12%
         ------          ----------- ------- ------- --------------- ------- --------------- ------- --------
 1......................    $        $       $       $       $       $       $       $       $       $
 2......................
 3......................
 4......................
 5......................
 6......................
 7......................
 8......................
 9......................
10......................
15......................
20......................
25......................
40......................
45......................
50......................

-------
(1) Assumes annual planned premium payments of $   paid in full at beginning
    of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least Minimum Initial Premium (see "Premiums--Payment of Premiums").
(4) Alternative death benefit applies, see "Death Benefit Options--Alternative Death Benefit" for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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POLICY RIGHTS
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  The description of rights under the Policy set forth below assumes that no riders are in effect. See the Appendix to the Prospectus, for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. After the first Policy year, the Policy owner may borrow money from Metropolitan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $500. The maxi-mum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash sur-render value in the Separate Account, if greater). For situations where a Pol-icy loan may be treated as a taxable distribution, see "Federal Tax Matters."

  Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan first against the Fixed Account and then among the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. The interest charged on a Policy loan accrues daily. The interest rate is a maximum fixed rate of 6% per year. The interest rate currently charged for years one through ten of the Policy loan is 6%. Metropolitan Life currently intends to reduce this rate to 4.6% after the tenth Policy year, though this reduction is not guaranteed and has not taken effect under any Pol-icy, because the Policies were first offered in 1998. Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, in-terest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account first and then on a Pro Rata Basis among the investment divi-sions of the Separate Account to the Policy Loan Account.

  Generally, pursuant to legislation enacted in 1997, no deduction is allowed for interest on loans on life insurance policies, subject to certain exceptions for key person insurance covering a limited number of individuals. The 1997 legislation also generally disallows in part an interest deduction to busi-nesses which own cash value life insurance issued after June 8, 1997 for debt unrelated to the contract, subject to certain exceptions for contracts covering employees and certain other individuals. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. (See "Federal Tax Matters.")

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the trans-fer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a fixed guaranteed rate of 4%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the in-vestment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Ac-count according to the way in which monthly deductions are allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metro-politan Life within 61 days from the monthly anniversary, the Policy will ter-minate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement").

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Fi-nal Date while the insured is living. The minimum repayment is $50. If not re-paid, Metropolitan Life will deduct indebtedness from any amount payable under the Policy. Payments made after obtaining the loan will be applied towards re-paying the loan first, then treated as a Policy premium. Even though such pay-ments will be applied towards repaying the loan, these payments will still in effect "count" for purposes of maintaining any guaranteed minimum death bene-fit. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated to the Fixed Ac-count and the investment divisions of the Separate Account in the same propor-tion that net premiums are being allocated to those accounts at the time of re-payment.

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SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may totally surrender the Policy. After the second Policy year, partial withdrawals may also be made. These requests should be made in writing to the Designated Of-fice. Metropolitan Life may require that these requests be made on forms pro-vided for these purposes. The maximum amount available for surrenders or with-drawal is the cash surrender value on the Date of Receipt of the request. Sur-render charges may apply. See "Charges and Deductions--Surrender Charge" for a discussion of surrender charges. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters".

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix to Prospectus"). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value, but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the differ-ence between the Policy's death benefit and cash value, both computed as of the surrender date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value after the second Policy year. The minimum par-tial withdrawal is $500. Surrender charges will be imposed for partial with-drawals of over 10% of the Policy's cash value per Policy year. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Re-ceipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account in the same way monthly deductions are allo-cated.

  When death benefit Option A, or Option C on and after policy anniversary 65, is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn plus the amount of any surrender charge. When death benefit Option B, or Option C prior to policy an-niversary 65, is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount with-drawn plus the amount of any surrender charge. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A, or Option C on and after policy anniversary 65, is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Bene-fits-- Decreases"). A decrease in specified face amount may affect the Policy's status as a modified endowment contract for tax purposes (see "Fed-eral Tax Matters").

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases"), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Code (see "Premi-ums--Premium Limitations"). In no case will a partial withdrawal be permitted that would reduce the specified face amount below $25,000. A partial with-drawal will also not be permitted unless the resulting cash surrender value would be sufficient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial with-drawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Ac-count. This will, in effect, serve as an exchange of the Policy for the equiv-alent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. More-over, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers". Similarly, during the first 24 months following an increase in the specified face amount requested by the owner, the owner may request a one time charge-free transfer of the Separate Account cash value attributable to the increase to the Fixed Account, including a transfer in the amount of any pre-mium payments that have been deemed attributable to the increase.

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan

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Life. Upon such exchange, the Policy's cash value will be transferred to the general account of Metropolitan Life.

THE FIXED ACCOUNT
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  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Ex-change Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospec-tuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regard-ing the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate ac-counts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabili-ties arising out of any other business of Metropolitan Life.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 3%, independent of the actual investment experience of the General Account. Metro-politan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so.

FIXED ACCOUNT BENEFITS

  The Policy owner may select death benefit Option A, B, or if the insured is age 60 or less and if the Option is available in the state where the Policy is issued, Option C. The Policy owner may change such option or the Policy's spec-ified face amount, subject to satisfactory evidence of insurability where re-quired and subject to all the conditions and limitations applicable to such transactions generally (see "Policy Benefits--Death Benefits").

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. Met-ropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 3% per year. Metropolitan Life may declare any rate of interest in excess of 3% at any time to be credited to amounts of cash value in the Fixed Account subject to the following conditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date declared. Metropolitan Life has also established multiple bands of excess interest. This means that different rates of excess interest may ap-ply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. In addition, different rates of excess interest may apply to transfers made into the Fixed Account than apply to new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 3% PER YEAR WILL BE DETER-MINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 3% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and fre-quency of premium payments

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allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the in-vestment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anni-versary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are generally subject to the same rights and limitations as are amounts allocated to the investment divisions of the Sepa-rate Account with respect to transfers, withdrawals, surrenders and Policy loans (see "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," and "Surrender and Withdrawal Privileges").

  Metropolitan Life also reserves the right to impose certain conditions on transfers, withdrawals, surrenders, and Policy loans from the Fixed Account. These conditions may include restricting transfers from the Fixed Account to those made only on or about the Policy anniversary, delaying transfers, with-drawals, surrenders, and the payment of Policy loans from the Fixed Account for up to 6 months, or restricting transfers from the Fixed Account to 25% of the policy's cash value in the Fixed Account in any rolling twelve month period. Metropolitan Life may also restrict additional transfers from the Fixed Account during the twelve months following a transfer from the Fixed Account. (see "Other Policy Provisions--Payment and Deferment"). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

RIGHTS RESERVED BY METROPOLITAN LIFE
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  Metropolitan Life reserves the right to make certain changes if, in its judg-ment, they would best serve the interests of the Policy owners or would be ap-propriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  . To take any action necessary to comply with or obtain and continue any ex-emptions from the 1940 Act.

  . To transfer any assets in any investment division to another investment di-vision, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

  . To change the way Metropolitan Life assesses charges, but without increas-ing the aggregate amount charged to the Fixed Account and the Separate Ac-count in connection with the Policies.

  . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

  If any of these changes result in a material change in the underlying invest-ments of an investment division to which the net premiums of a Policy are allo-cated. Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

OTHER POLICY PROVISIONS
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  Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

  Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent bene-ficiary.

  If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Life will not contest the valid-ity of

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any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits sui-cide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the bene-ficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any par-tial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Met-ropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof. Any assign-ment or other transfer of rights under a Policy may have adverse tax conse-quences, causing the death benefit to become taxable to the beneficiary, or causing all or part of any value assigned to be taxed as a distribution to the owner. Therefore, it is very important to consult with a qualified tax adviser before making any assignment.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Life may defer the determination, application or pay-ment of any such amount or any transfer of cash value to the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emer-gency exists as a result of which it is not reasonably practicable for Metro-politan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners provided the delay is permitted under New York State Insurance Law and regulations. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to pay-ment is being questioned or is uncertain. Metropolitan Life may also defer payment of any amounts attributable to a check for a reasonable time (not more than 15 days) to allow the check to clear.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

SALES AND ADMINISTRATION OF THE POLICIES
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  Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Poli-cies are located in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies," be-low). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metro-politan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Fi-nally, Metropolitan Life acts as principal underwriter for other forms of flexible premium variable life insurance policies, premiums for which may also be allocated to the Separate Account.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

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DISTRIBUTION OF THE POLICIES
 ................................................................................

  The Policies will be sold by individuals who are licensed life insurance sales representatives and registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Deal-ers, Inc. The Policies may in the future be sold through other registered bro-ker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. Maximum commissions payable during the first Policy year to writing representatives employed by Metropolitan Life will be 50% of the lesser of (A) actual premiums paid in the first year, (B) the ini-tial voluntary planned periodic premium for the first year and (C) the Policy year one maximum surrender charge premium. We will also pay a 50% commission on the lesser of (A) the amount by which any premiums paid in the first 12 months following an application to increase the specified face amount exceed the cumu-lative amount of premiums on which a 50% commission has previously been paid, and (B) the first year's maximum surrender charge premium for the increase. For premiums not subject to the first year rates set forth above, the commission is 3% in Policy years 1-4 and zero thereafter. Maximum commissions payable under brokerage arrangements do not exceed these amounts.

  A service fee is paid to the agent servicing the policy (which may or may not be the writing representative). In Policy years 2 through 4 is 2%. In Policy years 11 and later, the service fee is 1%.

  When a sale is made by a Metropolitan Life employee, the sales manager gener-ally receives a commission override based on many factors, including the writ-ing representative's commissions and the overall commissions from all writing representatives under the sales manager's supervision.

  The commissions are paid by Metropolitan Life. They do not result in any charges against the Policy in addition to those set forth under "Charges and Deductions". No commissions were paid in 1997, 1996 and 1995 because this prod-uct first became available for sale on May 1, 1998.

FEDERAL TAX MATTERS
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  The following description is a brief summary of some of the tax rules, pri-marily related to federal income and estate taxes, which in the opinion of Met-ropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under any death benefit op-tion in the Policy is generally excludable from the gross income of the benefi-ciary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender or upon the Final Date.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy or upon the Final Date. Under most circumstances, unless the distribution occurs during the first 15 Policy years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Policy that exceeds the premiums paid less previous non-taxable withdrawals will be treated as ordinary income. Dur-ing the first 15 Policy years, cash distributions from a Policy, made as a re-sult of a Policy change that reduces death benefits or other benefits under a Policy, will be taxable to the Policy owner, under a complex formula, to the extent that cash value exceeds the Owner's remaining investment in the Policy.

  Notwithstanding the foregoing, if a Policy is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. This type of arrangement involves premium advances by an employer which are secured through a collateral assignment of the Policy. An individual should consult with and rely on the advice of a tax advisor with re-spect to any type of split-dollar arrangement involving the Policy.

  The United States Treasury Department has adopted regulations which set di-versification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diver-sify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience cred-ited to a Policy.

  There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Metropolitan Life re-serves the right to amend the Policies in any way necessary to

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avoid any such result. As of the date of this Prospectus, no such regulations or ruling have been issued, although the Treasury Department has informally indicated that any such regulations or ruling could limit the number of in-vestment funds or the frequency of transfers among such funds. It is not known whether any such regulations or ruling would have a retroactive effect.

  Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below or ter-minates, that no part of any loan received under a Policy will constitute in-come to the owner.

  Generally, interest on Policy loans is not deductible. Legislation in 1997 and effective for policies issued after June 8, 1997 generally disallows, in part, interest deductions to businesses which own cash value life insurance for debt unrelated to the policy. There are exceptions for policies which in-sure employees and certain other individuals. The rules are complex. A Policy owner should consult a tax advisor to determine how the rules governing the deductibility of interest would apply in the Policy owner's situation. A total surrender, cancellation of the Policy or distribution at the Final Date of a Policy where there is an outstanding loan may have tax consequences depending on the amount of gain in the Policy.

  Special rules govern the federal income tax treatment of pre-death withdraw-als from a class of life insurance contracts referred to as modified endowment contracts. Unlike under other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, are treated first as income (to the extent of gain) and then as recovered invest-ment. For purposes of determining the amount includible in income, all modi-fied endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endow-ment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of pre-death amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract en-tered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed be-low. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two Policy years before a policy fails the 7-pay test may be treated as made in anticipation of such failure. Whether or not a particular Policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modifica-tion to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any in-crease in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be con-sidered material modifications. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations").

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unplanned pre-mium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addi-tion, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Pol-icy to another person within three years of death.

 ...............................................................
  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of an estate tax credit which generally is equivalent to an exemption of $625,000 in 1998, gradually increasing to $1 million in 2006 and thereafter. In addition, a death benefit paid to a surviv-ing spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a vari-ety of factors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each in-sured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situa-tions. Counsel and other competent advisors should be consulted for more com-plete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes, with respect to earnings or capital gains, which may be attributable to the Separate Account. If, howev-er, Metropolitan Life determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes. There is a 1.25% charge imposed on premiums paid for the purpose of recovering the federal income taxes imposed on Metropolitan Life based on the amount of premiums received in connection with the Policies.

  Under present laws, Metropolitan Life may incur state and local taxes (in ad-dition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Ac-count. However, there is a 2% charge imposed on premiums paid for state premium taxes.

                                   MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
Curtis H. Barnette...... Chairman and Chief Executive Officer,  Director
                         Bethlehem Steel Corp.,
                         1170 Eighth Avenue,
                         Martin Tower 2118,
                         Bethlehem, PA 18016-7699.
Robert H. Benmosche..... President and Chief Operating Officer, President, Chief Operating
                         Metropolitan Life Insurance Company,    Officer and Director
                         One Madison Avenue,
                         New York, N.Y. 10010.
Gerald Clark............ Senior Executive Vice-President        Senior Executive Vice-
                         and Chief Investment Officer,           President and Chief
                         Metropolitan Life Insurance Company,    Investment Officer,
                         One Madison Avenue,                     Director
                         New York, N.Y. 10010.
Joan Ganz Cooney........ Chairman, Executive Committee,         Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
Burton A. Dole.......... Chairman of the Board,                 Director
                         Nellcor Puritan Bennett,
                         2200 Faraday Avenue,
                         Carlsbad, CA 92008-7208.
James R. Houghton....... Retired Chairman of the Board and      Director
                         Chief Executive Officer,
                         Corning Incorporated,
                         80 East Market Street,
                         2nd Floor,
                         Corning, NY 14830.
Harry P. Kamen.......... Chairman and Chief Executive Officer,  Chairman, Chief Executive
                         Metropolitan Life Insurance Company,    Officer and Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps, Slate,      Director
                         Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.
Charles M. Leighton..... Chairman and Chief Executive Officer,  Director
                         CML Group, Inc.,
                         524 Main Street,
                         Acton, MA 01720.
Allen E. Murray......... Retired Chairman of the Board          Director
                         and Chief Executive Officer,
                         Mobil Corporation,
                         375 Park Avenue, Suite 2901,
                         New York, NY 10163.

                                  PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                       BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                    ----------------------            ----------------------
Stewart Nagler..........  Senior Executive Vice-President        Senior Executive Vice-
                          and Chief Financial Officer,            President, Chief Financial
                          Metropolitan Life Insurance Company     Officer and Director
                          One Madison Avenue
                          New York, NY 10010
John J. Phelan, Jr. ....  Retired Chairman and Chief Executive   Director
                          Officer, New York Stock Exchange,
                          Inc.,
                          P.O. Box 312,
                          Mill Neck, NY 11765.
Hugh B. Price...........  President and Chief Executor Officer,  Director
                          National Urban League, Inc.,
                          12 Wall Street,
                          New York, NY 10005.
Robert G. Schwartz......  Retired Chairman of the Board,         Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.
Ruth J. Simmons, Ph.D. .  President,                             Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.
William S. Sneath.......  Retired Chairman of the Board,         Director
                          Union Carbide Corporation,
                          41 Leeward Lane,
                          Riverside, CT 06878.
William C. Steere, Jr. .  Chairman of the Board and Chief        Director
                          Executive Officer,
                          Pfizer, Inc.,
                          235 East 42nd Street,
                          New York, NY 10017.

OFFICERS*

    NAME OF OFFICER       POSITION WITH METROPOLITAN LIFE
    ---------------       -------------------------------
Harry P. Kamen..........  Chairman and Chief Executive Officer
Robert H. Benmosche.....  President and Chief Operating Officer
Gerald Clark............  Senior Executive Vice-President and Chief Investment Officer
C. Robert Henrikson.....  Senior Executive Vice-President
Stewart G. Nagler.......  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller..........  Executive Vice-President and General Counsel
Jeffrey J. Hodgman......  Executive Vice-President
Terence I. Lennon.......  Executive Vice-President
David A. Levene.........  Executive Vice-President
Catherine A. Rein.......  Executive Vice-President
William J. Toppeta......  Executive Vice-President
John H. Tweedie.........  Executive Vice-President
Alexander D. Brunini....  Senior Vice President
Richard M. Blackwell....  Senior Vice-President
James B. Digney.........  Senior Vice-President
William T. Friedewald...  Senior Vice-President
Ira Friedman............  Senior Vice-President
Frederick P. Hauser.....  Senior Vice-President and Controller
Anne E. Hayden..........  Senior Vice-President
Sybil C. Jacobsen.......  Senior Vice-President
Joseph W. Jordan........  Senior Vice-President
Kernan F. King..........  Senior Vice President
Nicholas D. Latrenta....  Senior Vice-President
Leland C. Launer, Jr. ..  Senior Vice-President
James L. Lipscomb.......  Senior Vice-President
James M. Logan..........  Senior Vice-President
John S. Lombardo........  Senior Vice President
Francis P. Lynch........  Senior Vice-President
Jeanne R. Naglak........  Senior Vice-President
Dominick A. Prezzano....  Senior Vice-President
Joseph A. Reali.........  Senior Vice-President
Vincent P. Reusing......  Senior Vice-President
Felix Schirripa.........  Senior Vice-President
Robert E. Sollmann, Jr..  Senior Vice-President
Thomas L. Stapleton.....  Senior Vice-President and Tax Director
James F. Stenson........  Senior Vice-President
Stanley J. Talbi........  Senior Vice-President
Richard R. Tartre.......  Senior Vice-President
Edward A. Trautz Jr.....  Senior Vice President
James A. Valentino......  Senior Vice-President
William J. Wheeler......  Senior Vice-President and Treasurer
Judy E. Weiss...........  Senior Vice-President and Chief Actuary
Louis Ragusa............  Vice-President and Secretary

-------
* The principal occupation of each officer, except for Gary A. Beller, Robert
  H. Benmosche and Terence I. Lennon, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

 ...............................................................
VOTING RIGHTS
 ................................................................................

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attrib-utable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpre-tation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed at-tributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (in-cluding the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which vot-ing instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current inter-pretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding the foregoing, Metropolitan Life may vote Fund shares con-trary to owner voting instructions in certain limited circumstances specified by the Commission. In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

REPORTS
 ................................................................................

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, changes in guarantees, transfers among investment divisions, partial withdraw-als, increases in loan principal by the Policy owner, loan repayments, termina-tion for any reason, reinstatement and premium payments. Transactions pursuant to automated investment strategies (see "Payment and Allocation of Premiums,") may be confirmed quarterly. Policy owners whose premiums are automatically re-mitted under a check-o-matic allotment deduction or certain payroll deduction plans do not receive individual confirmations of premium payments from Metro-politan Life apart from that provided by their bank or employer. An annual statement will also be sent to the Policy owner within thirty days after a Pol-icy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan prin-cipal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premiums--Premium Limitations"). In addition, an owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

STATE REGULATION
 ................................................................................

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each juris-diction where the Policies are sold. The Policy and/or the guaranteed minimum death benefit may not be available in all jurisdictions. Individuals should consult with their Metropolitan Life sales representatives to determine if the Policy is available in their jurisdictions.

 ...............................................................

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining sol-vency and compliance with local insurance laws and regulations. Such state-ments are available for public inspection at state insurance department of-fices.

REGISTRATION STATEMENT
 ...............................................................................

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for addi-tional information concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

LEGAL MATTERS
 ...............................................................................

  The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

EXPERTS
 ...............................................................................

  The financial statements included in this Prospectus have been audited by
        , independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by
        , FSA, MAAA, VicePresident and Actuary of Metropolitan Life, as stated in his opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS
 ...............................................................................

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                            APPENDIX TO PROSPECTUS

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans" and "Policy Rights--Surrenders" regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

Disability Waiver of Premium Benefit. This rider pays the premium during the total disability of the insured, at a level selected by the Policy owner, if the insured is totally and continuously disabled (as defined in the rider) for at least six months beginning prior to Age 60. The rider is intended to benefit the Policy owner who seeks to build cash value or maintain a guaranteed minimum death benefit during a period of disability. During disability, all charges and deductions will continue to be made. In order to qualify for this rider, the Policy owner must maintain premium payments, prior to the period of disability, at a level at least equal to the premium level to be paid under the rider. If the Policy owner does not maintain this premium level, the rider is converted into the Disability Waiver of Monthly Deduction Benefit rider, unless sufficient payment is received within 61 days from the monthly anniversary that the premium requirements to maintain the rider have not been met. If the total disability continues without interruption to policy anniversary 65, it will be deemed permanent and benefits will continue. If there is a specified face amount increase or decrease, or change in death benefit option, the Policy owner can modify the selected premium level. Because the Policy is variable in nature, the selected premium level may be insufficient to fund the Policy to the Final Date. In such a case, unless a Guaranteed Minimum Death Benefit is in effect, the grace period and termination provisions would apply.

  Disability Waiver of Monthly Deduction Benefit. This rider waives the entire monthly deduction, except any applicable mortality and expense risk charge, during the total disability of the insured if the insured is totally and continuously disabled (as defined in the rider) for at least six months beginning prior to age 60. If the total disability continues without interruption to policy anniversary 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner, and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Children's Term Insurance Benefit. This rider provides term insurance on each insured child payable to the child's beneficiary if an insured child dies before the end of coverage on that child (generally at the child's twenty-fifth birthday).

  Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable to the spouse's beneficiary if the spouse dies prior to age 65 while the rider is in effect.

  Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider. A payment of all the discounted death benefit will not be subject to any surrender charges.

  Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

  The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

 METLIFE (R)


                                      LOGO
FLEXIBLE PREMIUM MULTIFUNDED LIFE



PROSPECTUSES FOR

 . FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

 ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY

 . METROPOLITAN SERIES FUND, INC.


                                     [ART]

             ML-UL2 (5/98 EDITION) PRINTED IN U.S.A. 1998 PORTFOLIO
                           96041ASX (EXP0597) MLIC-LD

                                    PART II

                      CONTENTS OF REGISTRATION STATEMENT

                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

  This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    New Product Prospectus consisting of 45 pages.

    Old Product Prospectus, consisting of 96 pages.++++

    Undertaking to File Reports (filed with the initial filing of this Registration Statement on May 14, 1992.)

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (filed with the initial filing of this Registration Statement on May 14, 1992.)

    Representation with respect to fees and charges.

    The signatures.

    Written Consents of the following persons:

     Company Actuary (filed with Exhibit 6 below) (to be filed by post-effective amendment).

     Independent Auditors (to be filed by post-effective amendment)

    The following exhibits:

      1.A (1) --Resolution of Board of Directors of Metropolitan Life
               effecting the establishment of Metropolitan Life Separate
               Account UL.................................................  ++++
     (2)      --Not Applicable
     (3)      --(a) Not Applicable
              --(b) Form of Selected Broker Agreement.....................  ++++
              --(c) Schedule of Sales Commissions.........................   ++
     (4)      --Not applicable
     (5)      --(a) (i) Specimen Old Product Flexible Premium Multifunded
                     Life Insurance Policy (including application and any
                     alternate pages as required by state law) with form
                     of riders, if any....................................  ++++
              (ii) Specimen New Product Flexible Premium Multifunded Life
                     Insurance Policy (including application and any
                     alternate pages required by state law) with form of
                     riders...............................................   +
              --(b) Riders for Disability Waiver Rider, and Accidental
              Death Benefit...............................................  ++++

         --(c) Riders for Accelerated Death Benefit, Children's Term
          Insurance Benefit and Spouse Term Insurance Benefit..........   ++++
         --(d) New York Endorsement for Old Product to Flexible Premium
             Multifunded Life Insurance Policy.........................   ++++
         --(e) Additional alternate pages for Old Product required by
         state law.....................................................   ++++
         --(f) Endorsement adding death benefit Option C for Old
         Product.......................................................   ++++
     (6) --(a) Charter and By-Laws of Metropolitan Life................    +++
         --(b) Amendment to By-laws....................................    +++
     (7) --Not Applicable
     (8) --Not Applicable
     (9) --Not Applicable
      2. --See Exhibit 1.A(5) above
      3. --Opinion and consent of Counsel as to the legality of the
          securities being registered..................................     +
      4. --Not Applicable
      5. --Not Applicable
      6. --Opinion and consent of         relating to the Flexible
          Premium Multifunded Life Insurance Policies (to be filed by amendment)
      8. --Powers of Attorney..........................................   +++++
      9. --Method of Computing Exchange pursuant to Rule 6e-
          3(T)(b)(13)(v)(B) under the Investment Company Act of 1940
          (not required because there will be no cash value
          adjustments)
     11. --Memoranda describing certain procedures filed pursuant to
          Rule 6e-3(T)(b)(12)(iii).....................................   ++++
     27. --Financial Data Schedule (to be filed by amendment)

--------
    + Filed herewith.
   ++ Incorporated by reference from "Distribution of the Policies" in the
      Prospectus included herein.
  +++ Incorporated by reference to the filing of Post-Effective Amendment No.
      4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.

 ++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 30, 1997.

+++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997 and Stewart G. Nagler's power of attorney which is filed herewith.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 22ND DAY OF DECEMBER, 1997.

                                         METROPOLITAN LIFE
                                          INSURANCE COMPANY
(Seal)

                                                   /s/  Gary A. Beller
                                         By: _________________________________
                                             GARY A. BELLER, ESQ. EXECUTIVE
                                            VICE-PRESIDENT & GENERAL COUNSEL

           /s/  Ruth Gluck
Attest: ____________________________
      RUTH GLUCK, ESQ. ASSISTANT
              SECRETARY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                       TITLE                 DATE


*
------------------------------------  Chairman, Chief
           HARRY P. KAMEN              Executive Officer
                                       and Director
                                       (Principal
                                       Executive Officer)

*                                     President, Chief
------------------------------------   Operating Officer
                                       and Director
      ROBERT H. BENMOSCHE

*                                     Senior Executive
------------------------------------   Vice-President and
         STEWART G. NAGLER             Chief Financial
                                       Officer (Principal
                                       Financial Officer)

*                                     Senior Vice-
------------------------------------   President and
        FREDERICK P. HAUSER            Controller
                                       (Principal
                                       Accounting
                                       Officer)

*                                     Director
------------------------------------
         CURTIS H. BARNETTE

*                                     Director
------------------------------------
            GERALD CLARK

*                                     Director
------------------------------------

          JOAN GANZ COONEY

    /s/ Christopher P. Nicholas
*By ________________________________                           December 22,
   CHRISTOPHER P. NICHOLAS, ESQ.                                1997
          ATTORNEY-IN-FACT

             SIGNATURE                       TITLE                 DATE

                 *                    Director
------------------------------------
        BURTON A. DOLE, JR.

                 *                    Director
------------------------------------
         JAMES R. HOUGHTON

                 *                    Director
------------------------------------
          HELENE L. KAPLAN

                 *                    Director
------------------------------------
        CHARLES M. LEIGHTON

                 *                    Director
------------------------------------
          ALLEN E. MURRAY

                 *                    Director
------------------------------------
        JOHN J. PHELAN, JR.

                 *                    Director
------------------------------------
           HUGH B. PRICE

                 *                    Director
------------------------------------
         ROBERT G. SCHWARTZ

                 *                    Director
------------------------------------
       RUTH J. SIMMONS, PH.D.

                 *                    Director
------------------------------------
         WILLIAM S. SNEATH

                                      Director
               *
------------------------------------
       WILLIAM C. STEERE, JR.

    /s/ Christopher P. Nicholas
*By ________________________________                           December 22,
   CHRISTOPHER P. NICHOLAS, ESQ.                                1997
          ATTORNEY-IN-FACT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 22ND DAY OF DECEMBER, 1997.

                                          METROPOLITAN LIFE SEPARATE ACCOUNT
                                          UL
                                            (REGISTRANT)

                                            By: METROPOLITAN LIFE INSURANCE
                                                COMPANY
                                                   (DEPOSITOR)


(Seal)                                                 /s/ Gary A. Beller
                                              By: _____________________________
                                                      GARY A. BELLER, ESQ.
                                                  EXECUTIVE VICE-PRESIDENT AND
                                                        GENERAL COUNSEL

            /s/ Ruth Gluck
Attest: _____________________________
      RUTH GLUCK, ESQ. ASSISTANT
               SECRETARY